UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2019

HERMAN MILLER, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	001-15141	38-0837640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 East Main Street Zeeland, Michigan		49464
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 654-3000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ-Global Select Market System
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement

As previously reported in a Current Report on Form 8-K filed June 7, 2018, on June 7, 2018, Herman Miller Holdings Limited, a wholly owned subsidiary of Herman Miller, Inc. (the “Company”), acquired 33% of the outstanding equity of Nine United Denmark A/S, d/b/a HAY, which has subsequently been renamed to HAY A/S (“HAY”), a Copenhagen, Denmark-based, design leader in furniture and ancillary furnishings for residential and contract markets in Europe and Asia (the “Original Acquisition”).

In connection with options granted in connection with the Original Acquisition, on October 8, 2019, the Company entered into a Share Purchase Agreement with Nine United A/S (the “Purchase Agreement”) to acquire an additional 34% of the outstanding equity of HAY for approximately $78 million in cash, subject to the terms and conditions of the Purchase Agreement. The Company currently expects the acquisition to close on December 2, 2019, subject to the satisfaction or waiver of certain customary closing conditions, as set forth in the Purchase Agreement.

Item 7.01        Regulation FD Disclosure

On October 8, 2019, the Company issued the final press release and transaction highlight materials attached as Exhibit 99.

The information in this Item 7.01 and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits

Exhibits

Exhibit 99	Press release and transaction highlight materials issued October 8, 2019, regarding the execution of the Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 8, 2019	HERMAN MILLER, INC.
(Registrant)
/s/ Kevin J. Veltman
	By:	Kevin J. Veltman

Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)